Copper Place Global Dividend Growth ETF

GDVD

A series of Northern Lights Fund Trust IV (the “Fund”)

Shares of the Fund are listed and traded on NYSE Arca (“NYSE”)

Supplement dated August 21, 2024 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”) of the Fund dated June 28 2024

The Board of Trustees of the Northern Lights Fund Trust IV (the “Board”) has authorized an orderly liquidation of the Fund. On August 21, 2024, the Board determined that closing and liquidating the Fund was in the best interests of the Fund and its shareholders.

The last day of trading of the Fund’s shares on NYSE will be August 28, 2024 (“Closing Date”), which will also be the last day the Fund will accept creation units from authorized participants. Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. Authorized Participants may redeem baskets of shares for a pro rata portion of the Fund’s portfolio on hand through the Closing Date.

The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on September 5, 2024 (the “Liquidation Date”).

From the Closing Date through the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio. This process will result in the Fund increasing its cash holdings. The Fund expects to be holding only cash on or before August 30, 2024.

Shareholders remaining on the Liquidation Date will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of the Fund’s shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Fund will terminate.

The special meeting of the Fund’s shareholders scheduled for August 30, 2024, at 10:00 a.m. ET, to vote on the proposed reorganization of the Fund into a newly created series of the 360 Funds will no longer take place. The Fund has experienced difficulties with obtaining shareholder approval of the reorganization.

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You should read this Supplement in conjunction with the Fund's Prospectus, Summary Prospectus and SAI dated June 28, 2024, which provide information that you should know about the Fund before investing. The Fund's Prospectus, SAI and Summary Prospectus have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting CPGCETFs.com or by calling 855-601-0317.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE